Annual Fund Operating Expenses (Vanguard Pennsylvania Tax-Exempt Money Market Fund Retail)	Vanguard Pennsylvania Tax-Exempt Money Market Fund Vanguard Pennsylvania Tax-Exempt Money Market Fund - Investor Shares 12/1/2013 - 11/30/2014
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%
12b-1 Distribution Fee	none
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.16%	[1]

[1]	Vanguard and the Fund's Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Fund's daily yield so as to maintain a zero or positive yield for the Fund. Vanguard and the Fund's Board may terminate the temporary expense limitation at any time.